                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):        November 25, 2003
                                                 -------------------------------


                        KEYCORP STUDENT LOAN TRUST 2000-A
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             (Exact Name of Registrant as Specified in its Charter)


                 Delaware                                      333-80109-02                         36-4362436
----------------------------------------------            ------------------------       ------------------------------------
(State or Other Jurisdiction of Incorporation)            (Commission File Number)       (I.R.S. Employer Identification No.)
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  c/o KeyBank USA, National Association as Administrator, 800 Superior Avenue,
                   Attn: Janelle Gould, Cleveland, Ohio 44114
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:     (216) 828-9358
                                                   -----------------------------




                             Exhibit Index on Page 4
                                                  ---

                                Page 1 of 6 pages
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Item 5. OTHER EVENTS

On November 25, 2003, the KeyCorp Student Loan Trust 2000-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating
Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust
1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's
Statement reflecting the Trust's activities for the period ending October 31, 2003, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7. EXHIBITS

Exhibit 99(a)  -  Noteholder's Statement




                                Page 2 of 6 pages
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 25, 2003




                                       KeyCorp Student Loan Trust 2000-A,


                                       By:   KeyBank USA, National Association,
                                               as Administrator





                                       By:      /S/ DEBRA S. FRONIUS
                                          --------------------------------------
                                                Debra S. Fronius
                                                Vice President



                                Page 3 of 6 pages
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                                  EXHIBIT INDEX

Exhibit

99(a)    Noteholder's Statement                                                5











                                Page 4 of 6 pages